Fixed Income Investor Presentation September 2019[Month] [Day], 2019Second Quarter 2022 Earnings Presentation cshares, Inc. Exhibit 99.2

2 Forward-Looking Statements Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about the benefits of the proposed merger of Allegiance and CBTX, Inc. (“CBTX”), including future financial and operating results, statements related to the expected timing of the completion of the merger, the combined company's plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Allegiance or CBTX to differ materially from any results expressed or implied by such forward-looking statements. Forward-Looking Statements and Non-GAAP Financial Measures Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties' businesses as a result of the pendency of the merger; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk that the integration of each party's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party's businesses into the other's businesses; (5) the amount of the costs, fees, expenses and charges related to the merger; (6) the ability by each party to obtain required regulatory approvals of the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (7) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (9) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) the dilution caused by CBTX's issuance of additional shares of its common stock in the merger; (11) general competitive, economic, political and market conditions; and (12) other factors that may affect future results of Allegiance and CBTX including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, the Texas Department of Banking and Office of the Comptroller of the Currency and legislative and regulatory actions and reforms. Additional factors which could affect future results of Allegiance and CBTX can be found in Allegiance's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and CBTX's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC's website at https://www.sec.gov. Allegiance and CBTX disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures We use certain non-GAAP financial measures to evaluate our performance. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, we review return on average tangible common equity, the ratio of tangible equity to tangible assets and adjusted net interest margin on a tax equivalent basis for internal planning and forecasting purposes. We have included in this presentation information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate these non-GAAP financial measures may differ from that of other companies reporting measures with similar names. A reconciliation of the non-GAAP financial measures is in the appendix.

Allegiance Bancshares, Inc. Overview

Franchise Footprint

Holding Company for Allegiance Bank; Headquartered in Houston, Texas



Beaumont
Houston
Galveston
10
45
ABTX Branch Locations (26)
Houston-The Woodlands-Sugar Land MSA
Beaumont-Port Arthur MSA

Company Overview

Providing full-service banking services for small- to medium-sized businesses

Operational History

- **26 full-service banking locations (at June 30, 2022)**
  - 25 in the Houston-The Woodlands-Sugar Land MSA
  - 1 in the Beaumont-Port Arthur MSA, just outside of Houston
- **Since opening in 2007, we have completed three whole bank acquisitions and one branch transaction:**
  - 2019: LoweryBank branch acquisition with $45.0 million in loans and $16.0 million in deposits
  - 2018: Post Oak Bank, N.A. (Post Oak Bancshares, Inc.) with $1.5 billion in total assets
  - 2015: Enterprise Bank (F&M Bancshares, Inc.) with $569.7 million in total assets
  - 2013: Independence Bank, N.A. with $222.1 million in total assets

Financial Highlights

	($ in millions)	6/30/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Balance Sheet	Total Assets	$ 6,731.8	$ 7,105.0	$ 6,050.1	$ 4,992.7	$ 4,655.2
	Total Loans	4,348.8	4,220.5	4,491.8	3,915.3	3,708.3
	Total Deposits	5,880.6	6,047.6	4,988.5	4,068.1	3,662.5
	Total Equity	705.3	816.5	758.7	709.9	703.0
Capital, Credit & Profitability	Loans/Deposits	73.95%	69.79%	90.04%	96.24%	101.25%
	NPAs/Assets	0.42%	0.34%	0.63%	0.74%	0.72%
	TCE/TA(1)	7.21%	8.42%	8.90%	9.78%	10.29%
	NIM (tax equivalent)(2)	3.53%	3.90%	4.08%	4.22%	4.27%
	ROAA(2)	0.94%	1.24%	0.81%	1.10%	1.11%
	ROATCE(1)(2)	13.00%	14.93%	9.33%	11.50%	11.20%

(1) Please refer to the non-GAAP reconciliation in the appendix
(2) Annualized as of 2Q 2022

AllegianceBancshares, Inc.
3

4 Financial Highlights – Second Quarter 2022  Assets of $6.73 billion, loans of $4.35 billion, deposits of $5.88 billion and shareholder's equity of $705.3 million at June 30, 2022 • Core loan growth of $355.4 million, or 7.0%, from second quarter 2021; core loans exclude Paycheck Protection Program (PPP) loans • Deposit growth of $447.3 million, or 8.2%, from the second quarter 2021 Balance Sheet  Net income of $16.4 million for the second quarter 2022 compared to $18.7 million for the first quarter 2022 and $22.9 million for the second quarter 2021  Second quarter 2022 earnings were impacted by: • Decreased PPP related revenue: $1.4 million in the second quarter 2022 compared to $2.5 million for the first quarter of 2021 and $6.4 million for the second quarter of 2021 • A $2.2 million operational loss • Acquisition and merger-related expenses of $1.7 million  Diluted EPS of $0.80 translated into an annualized return on average assets and average tangible equity(1) of 0.94% and 13.00%, respectively Profitability Net Interest Income and Margin  Net interest income increased to $57.5 million for second quarter 2022 compared to $55.2 million for the first quarter 2022 and $56.6 million for the second quarter 2021 • Interest income on securities and deposits in other financial institutions increased $1.1 million in the second quarter 2022 compared to the first quarter 2022 and $3.9 million from the second quarter 2021 • Cost of interest-bearing liabilities increased to 0.56% for the second quarter 2022 from 0.51% for the first quarter 2022 and decreased from 0.67% for the second quarter 2021 _____________________ (1) Please refer to the non-GAAP reconciliation in the appendix. Recognitions and Awards  Ranked #39 for Houston Business Journal’s second-annual Middle Market 50 awards for 2022. The list ranks the top 50 for-profit public and private mid-market companies based in Houston  Recognized in the Houston Chronicle 100 list for the most successful publicly and privately traded companies in Houston for 2022

5 Announced Merger of Equals with CBTX, Inc. Creates a premier Texas financial institution by combining two of the largest Houston-focused banks Generates significant shareholder value through materially enhanced metrics True merger-of-equals – combined management team and equal board contribution Complementary branch network, with meaningful overlap to support cost savings Shared vision, community focus, and commitment to clients and employees HOUSTON REGION Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs ABTX BRANCH (26) CBTX BRANCH (34) DALLAS AUSTIN SAN ANTONIO HOUSTON BEAUMONT Highlights

6 $2.2 $3.3 $3.5 $3.6 $5.5 $6.3 $6.3 $6.5 $6.8 $8.0 $8.7 $13.8 $16.1 Truist CHARLIE Texas Capital Comerica ALPHA Woodforest BancorpSouth Prosperity Capital One Frost PRO FORMA Zions PNC BofA Wells Fargo JPMorgan RANKED #6 PRO FORMA IN HOUSTON REGION (1) MARKET SHARE HOUSTON REGION Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs HOUSTON REGION (1) MARKET SHARE PRO F R Allegiance CBTX BRANCHES Company Houston Region Total CBTX 26 34 Allegiance 26 26 $156.5 $33.2 $26.9 Cadence Deposits ($B) ______________ Source: S&P Capital IQ Pro // Note: Deposit market share based on FDIC data as of June 30, 2021; Pro forma represents deposits in the Houston Region as of June 30, 2021 on a combined basis (1) By cumulative deposit market share ranking in the Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs Pending MOE Poised to Create Largest Deposit Market Share of any Texas-Based Bank in the Houston Region

Allegiance - Deposit Market Share - Houston-The Woodlands-Sugar Land MSA

Institution (ST)	2021 Rank	2020 Rank	2021 Number of Branches	2021 Total Deposits In Market ($000)[(1)]	2021 Total Market Share (%)	2021 % of Company Deposits	2020 Total Deposits In Market ($000)[(1)]	2020 Total Market Share (%)	Size Profile[(1)]
Houston-The Woodlands-Sugar Land, TX									
JPMorgan Chase & Co. (NY)	1	1	176	$ 155,894,884	47.11	7.75	$ 144,957,958	48.45	>$1T
Wells Fargo & Co. (CA)	2	2	164	34,160,426	10.32	2.30	27,057,129	9.04	>$1T
Bank of America Corporation (NC)	3	3	112	26,436,694	7.99	1.41	23,787,159	7.95	>$1T
The PNC Finl Svcs Grp (PA)	4	4	86	14,991,787	4.53	3.33	16,073,270	5.37	>$500B
Zions Bancorp. NA (UT)	5	5	59	13,834,338	4.18	18.18	11,527,801	3.85	>$80B
Cullen/Frost Bankers Inc. (TX)	6	6	53	8,033,612	2.43	20.49	6,022,935	2.01	>$40B
Prosperity Bancshares Inc. (TX)	7	8	58	6,444,413	1.95	22.07	5,635,177	1.88	>$30B
Woodforest Financial Grp Inc. (TX)	8	10	105	6,280,274	1.90	72.01	5,349,523	1.79	>$9B
Capital One Financial Corp. (VA)	9	9	22	6,243,102	1.89	2.03	5,463,024	1.83	>$400B
Cadence Bancorp. (TX)	10	7	11	5,540,508	1.67	34.44	5,747,768	1.92	>$15B
Allegiance Bancshares Inc. (TX)	**11**	**11**	**26**	**5,215,366**	**1.58**	**95.53**	**4,568,351**	**1.53**	**~$6.5B**
Comerica Inc. (TX)	12	12	49	3,554,038	1.07	4.65	3,457,262	1.16	>$80B
Texas Capital Bancshares Inc. (TX)	13	13	2	3,543,956	1.07	12.10	3,037,992	1.02	>$30B
Truist Financial Corp. (NC)	14	15	21	2,197,317	0.66	0.53	1,870,728	0.63	>$500B
BOK Financial Corp. (OK)	15	16	11	2,127,591	0.64	5.65	1,802,005	0.60	>$40B
CBTX Inc. (TX)	16	14	17	1,917,457	0.58	55.61	1,923,017	0.64	>$40B
Regions Financial Corp. (AL)	17	18	52	1,830,098	0.55	1.38	1,692,428	0.57	>$100B
Veritex Holdings Inc. (TX)	18	17	11	1,801,212	0.54	25.39	1,694,437	0.57	>$9B
Independent Bk Group Inc. (TX)	19	19	13	1,791,921	0.54	11.89	1,585,009	0.53	>$15B
First Horizon Corp. (TN)	20	20	7	1,700,009	0.51	2.29	1,533,609	0.51	>$80B
Total For Institutions In Market			**1,404**	**$ 330,888,412**			**$ 299,201,648**		

Source: S&P Global Intelligence as of June 30, 2021.
(1) As of June 30 of the year shown, on a pro forma basis reflecting any announced acquisition.

AllegianceBancshares, Inc.

7

8 Historical Balance Sheet Growth Total LoansTotal Assets Total EquityTotal Deposits _____________________ Note: Dollars in millions. (1) Includes $1.50 billion in assets acquired on October 1, 2018. (2) Includes $1.16 billion of acquired loans at fair value on October 1, 2018. (3) Includes $1.29 billion of acquired deposits on October 1, 2018. (4) Includes $45.0 million of loans acquired on February 1, 2019. (5) Includes $16.0 million of deposits acquired on February 1, 2019. $2,860 $4,655 $4,993 $6,050 $7,105 $6,732 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2017 2018 2019 2020 2021 Q2 2022 Assets Acquired Assets (1) (4) $2,271 $3,708 $3,915 $4,492 $4,220 $4,349 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2017 2018 2019 2020 2021 Q2 2022 Loans Acquired Loans (2) (4) $2,214 $3,663 $4,068 $4,988 $6,048 $5,881 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2017 2018 2019 2020 2021 Q2 2022 Deposits Acquired Deposits (3) (5) $307 $703 $710 $759 $816 $705 $0 $200 $400 $600 $800 2017 2018 2019 2020 2021 Q2 2022

9 $22.9 $17.6 $37.3 $53.0 $45.5 $81.6 $22.9 $16.4 $1.75 $1.31 $2.37 $2.47 $2.22 $4.01 $1.12 $0.80 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2016 2017 2018 2019 2020 2021 Q2 2021 Q2 2022 Ea rn in gs p er S ha re ($ ) Ne t I nc om e Net Income Earnings per Share (Diluted) $89.9 $103.7 $128.6 $179.5 $202.7 $228.6 $56.6 $57.5 4.37% 4.34% 4.27% 4.22% 4.08% 3.90% 4.02% 3.53% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $220.0 $240.0 2016 2017 2018 2019 2020 2021 Q2 2021 Q2 2022 Ne t I nt er es t M ar gi n (T ax E qu iv al en t) Ne t I nt er es t I nc om e Net Interest Income Net Interest Margin (TE) Earnings Performance Net Interest Income and Net Interest MarginNet Income and Earnings per Share _____________________ Note: Dollars in millions, except per share numbers. (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax). (2) Includes $1.8 million and $1.7 million of core system conversion and acquisition and merger-related expenses, respectively, and $3.1 million of acquisition accounting adjustments. (3) Includes $9.6 million of acquisition accounting adjustments, $1.4 million of pre-tax severance expense and a $1.1 million FDIC Small Bank Assessment Credit. (1) (2) (3) (4) Includes $3.1 million of acquisition accounting adjustments. (5) Includes $9.6 million of acquisition accounting adjustments. (6) Annualized for the quarter ending June 30 for each respective year. (7) Includes a $2.2 million operational loss and $1.7 million of acquisition and merger-related expenses. (4) (5) (6) (6)(7)

Earnings Performance, continued

Return on Average Assets


0.65%
0.78%
0.75%
0.81%
0.98%
0.65%
1.11%
1.10%
0.81%
1.24%
1.42%
0.94%
2012
2013
2014
2015
2016(3)
2017
2018(4)(5)
2019(6)
2020
2021
Q2 2021(2)
Q2 2022(2)(8)

Return on Average Tangible Equity(1)


7.38%
9.22%
8.70%
9.52%
9.96%
6.93%
11.20%
11.50%
9.33%
14.93%
17.20%
13.00%
2012
2013
2014
2015
2016
2017
2018
2019(6)
2020
2021
Q2 2021(2)
Q2 2022(2)(8)

Efficiency Ratio(7)


69.0%
69.2%
67.8%
65.3%
62.3%
63.9%
63.7%
63.0%
60.6%
58.9%
57.1%
63.0%
2012
2013
2014
2015
2016(3)
2017
2018(4)(5)
2019(6)
2020
2021
Q2 2021
Q2 2022(8)

Noninterest Expense to Average Assets


2.99%
2.82%
2.80%
2.83%
2.53%
2.59%
2.58%
2.50%
2.26%
2.13%
2.07%
2.17%
2012
2013
2014
2015
2016
2017
2018(4)
2019
2020
2021
Q2 2021(2)
Q2 2022(2)(8)

(1) Please refer to the non-GAAP reconciliation in the appendix.
(2) Annualized for the quarter ending June 30 for each respective year.
(3) Includes a one-time gain from sale of branches of $1.3 million (after-tax).
(4) Includes $1.8 million and $1.7 million of core system conversion and merger-related expenses, respectively.
(5) Includes $3.1 million of acquisition accounting adjustments.
(6) Includes $9.6 million of acquisition accounting adjustments, $1.3 million of acquisition and merger related expenses, $1.4 million of pre-tax severance expense, $1.1 million FDIC Small Bank Assessment Credit, $1.5 million of gain on sales of securities offset by $572 thousand of prepayment penalties and $376 thousand of SBIC income
(7) Represents total noninterest expense divided by the sum of net interest income plus noninterest income, excluding net gains and losses on the sale of loans, securities and assets. Additionally, taxes and provision for loan losses are not part of this calculation.
(8) Includes a $2.2 million operational loss and $1.7 million of acquisition and merger-related expenses.

AllegianceBancshares, Inc.
10

11 5.09% 5.32% 5.32% 5.02% 5.02% 5.07% 5.00% 4.95% 4.87% 4.93% 0.32% 0.28% 0.25% 0.23% 0.25% 0.00% 0.50% 1.00% 1.50% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 4.00% 4.50% 5.00% 5.50% 6.00% Co st of D ep os its Yi eld o n Lo an s Yield on Loans Yield on Loans (excl. PPP) Cost of Deposits 4.02% 3.90% 3.57% 3.30% 3.53% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% Net Interest Margin (TE) Yields and Cost Analysis Net Interest Margin(1)Loan Portfolio Reported Yields and Total Deposit Costs _____________________ (1) Annualized for each respective quarter (1) (1)

12 Common Equity Tier 1 RatioTangible Equity / Tangible Assets(1) Total Risk-Based RatioTier 1 Risk-Based Ratio Capital Position – Allegiance Bancshares, Inc. _____________________ (1) Please refer to the non-GAAP reconciliation in the appendix. 9.38% 10.29% 9.78% 8.90% 8.42% 7.21% 2017 2018 2019 2020 2021 Q2 2022 10.54% 11.76% 11.42% 11.80% 12.47% 12.06% 2017 2018 2019 2020 2021 Q2 2022 13.43% 13.70% 14.83% 15.71% 16.08% 15.47% 2017 2018 2019 2020 2021 Q2 2022 10.92% 12.01% 11.66% 12.04% 12.69% 12.26% 2017 2018 2019 2020 2021 Q2 2022

13 Deposit Composition and Growth Deposit Growth TrendDeposit Composition _____________________ Note: Dollars in millions. As of the quarter ended June 30, 2022. Certificates and Other Time 16.3% Noninterest-bearing 40.7% Interest- bearing Demand 17.3% Money Market and Savings 25.7% Deposit Category ($) (%) Noninterest-bearing $ 2,394.7 40.7% Interest-bearing Demand 1,016.4 17.3% Money Market and Savings 1,510.0 25.7% Certificates and Other Time 959.5 16.3% Total $ 5,880.6 100.0% $2,214 $3,663 $4,068 $4,988 $6,048 $5,881 30.9% 33.0% 30.8% 34.2% 37.1% 40.7% 0.0% 10.0% 20.0% 30.0% 40.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2017 2018 2019 2020 2021 Q2 2022 No ni nt er es t-b ea rin g D ep os its to To ta l D ep os its De po sit s Deposits Noninterest-bearing (%)

Loan Portfolio Composition

Total Loan Portfolio Composition

54.4% of CRE is Owner-Occupied



CRE C&D
10.4%
Residential Construction
3.6%
1-4 family residential
15.7%
CRE (incl. multifamily)
52.1%
C&I
16.7%
Consumer and Other
0.8%
Paycheck Protection Program (PPP)
0.7%

Loan Category	($)	(%)
C&I	$ 727.1	16.7%
Paycheck Protection Program (PPP)	31.8	0.7%
CRE (incl. multifamily)	2,265.1	52.1%
CRE C&D	450.7	10.4%
1-4 family residential	682.1	15.7%
Residential construction	155.0	3.6%
Consumer and Other	37.0	0.8%
Total	**$ 4,348.8**	**100.0%**

CRE (incl. multi-family) by Property Type



Multi-Family
4.2%
Hotel / Motel
4.1%
Church Facility
3.8%
Restaurant / Bar
3.4%
Service Center
3.1%
Day Care
2.7%
Rental / Investment
2.2%
Mini Storage
2.2%
Auto Sales / Repair
2.1%
Other
8.9%
Retail
18.2%
Office
17.6%
Industrial Warehouse
15.1%
C-Store
12.4%

Property Type	($)	(%)
Retail	$ 412.8	18.2%
Office	398.7	17.6%
Industrial Warehouse	342.4	15.1%
C-Store	280.6	12.4%
Multi-Family	95.0	4.2%
Hotel / Motel	92.1	4.1%
Church Facility	85.9	3.8%
Restaurant / Bar	77.7	3.4%
Service Center	70.8	3.1%
Day Care	62.0	2.7%
Rental / Investment	49.0	2.2%
Mini Storage	48.7	2.2%
Auto Sales / Repair	47.7	2.1%
Other(1)	201.7	8.9%
Total	**$ 2,265.1**	**100.0%**

CRE Construction by Property Type



Resi. Vacant Land-Future Constr.
10.1%
Vacant Land-Future Construction
21.2%
C-Store
7.2%
Retail / Wholesale
6.8%
Office
5.8%
Industrial / Warehouse
4.6%
Mobile Home / RV Park
3.8%
Mini Storage
3.1%
Vacant Land-Near Term
27.6%
Other
9.8%

Property Type	($)	(%)
Vacant Land-Near Term	$ 124.6	27.6%
Vacant Land-Future Construction	95.6	21.2%
Resi. Vacant Land-Future Constr.	45.4	10.1%
C-Store	32.5	7.2%
Retail / Wholesale	30.7	6.8%
Office	26.0	5.8%
Industrial / Warehouse	20.7	4.6%
Mobile Home / RV Park	17.2	3.8%
Mini Storage	14.0	3.1%
Other(1)	44.0	9.8%
Total	**$ 450.7**	**100.0%**

Note: Dollars in millions, unless otherwise noted. As of June 30, 2022.
(1) Includes classifications less than 2.0% of total composition.

AllegianceBancshares, Inc.
14

15 Allowance / Total LoansAllowance / Nonperforming Loans Net Charge-offs / Average Loans(1)Nonperforming Loans / Total Loans Strong Asset Quality 121.0% 258.8% 259.0% 252.7% 107.3% 177.4% 79.9% 103.8% 184.0% 198.7% 178.0% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 2022 1.13% 0.80% 0.82% 0.78% 0.95% 1.04% 0.71% 0.75% 1.18% 1.14% 1.16% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 2022 0.94% 0.31% 0.32% 0.31% 0.88% 0.59% 0.89% 0.72% 0.64% 0.57% 0.65% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 2022 0.25% 0.02% 0.06% 0.06% 0.04% 0.36% 0.06% 0.07% 0.18% 0.05% 0.05% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 2022 (1) Annualized for the quarter ending June 30, 2022.

Appendix: Non-GAAP Reconciliation

Our management uses certain non-GAAP financial measures in its analysis of our performance:

- **"Tangible Shareholders' Equity"** is a non-GAAP measure generally used by financial analysts and investment bankers to evaluate financial institutions. Tangible shareholders' equity is defined as total shareholders' equity reduced by goodwill and core deposit intangibles, net of accumulated amortization. This measure is important to investors interested in changes from period to period in shareholders' equity, exclusive of changes in intangible assets. For tangible shareholders' equity, the most directly comparable financial measure calculated in accordance with GAAP is total shareholders' equity. Goodwill and other intangible assets have the effect of increasing total shareholders' equity while not increasing our tangible shareholders' equity.

- **"Tangible Equity to Tangible Assets"** is a non-GAAP measure generally used by financial analysts and investment bankers to evaluate financial institutions. Tangible equity to tangible assets is defined as total shareholders' equity reduced by goodwill and core deposit intangibles, net of accumulated amortization, divided by tangible assets, which are total assets reduced by goodwill and core deposit intangibles, net of accumulated amortization. This measure is important to investors interested in changes from period to period in equity and total assets, each exclusive of changes in intangible assets. For tangible equity to tangible assets, the most directly comparable financial measure calculated in accordance with GAAP is total shareholders' equity to total assets. Goodwill and other intangible assets have the effect of increasing both total shareholders' equity and assets while not increasing our tangible common equity or tangible assets.

	For the Years Ended December 31,					For the Quarters Ended June 30,	
	2017	2018	2019	2020	2021	2021[(1)]	2022[(1)]
Total Shareholders' Equity	$ 306,865	$ 702,984	$ 709,865	$ 758,669	$ 816,468	$ 789,150	$ 705,329
Less: Goodwill and Core Deposit Intangibles, net	42,663	249,712	245,518	241,596	238,300	239,948	236,798
Tangible Shareholders' Equity	$ 264,202	$ 453,272	$ 464,347	$ 517,073	$ 578,168	$ 549,202	$ 468,531
Total Assets	$ 2,860,231	$ 4,655,249	$ 4,992,654	$ 6,050,128	$ 7,104,954	$ 6,508,667	$ 6,731,764
Less: Goodwill and Core Deposit Intangibles, net	42,663	249,712	245,518	241,596	238,300	239,948	236,798
Tangible Assets	$ 2,817,568	$ 4,405,537	$ 4,747,136	$ 5,808,532	$ 6,866,654	$ 6,268,719	$ 6,494,966
Tangible Equity to Tangible Assets	**9.38%**	**10.29%**	**9.78%**	**8.90%**	**8.42%**	**8.76%**	**7.21%**

	For the Year Ended December 31,					For the Quarters Ended June 30,	
	2017	2018	2019	2020	2021	2021[(1)]	2022[(1)]
Net Income Attributable to Shareholders	$ 17,632	$ 37,309	$ 52,959	$ 45,534	$ 81,553	$ 22,925	$ 16,437
Average Shareholders' Equity	297,627	413,441	708,269	731,688	786,036	774,803	744,126
Less: Average Goodwill and Core Deposit Intangibles, net	43,050	80,384	247,854	243,513	239,916	240,331	237,153
Average Tangible Shareholders' Equity	$ 254,577	$ 333,057	$ 460,415	$ 488,175	$ 546,120	$ 534,472	$ 506,973
Return on Average Tangible Equity	**6.93%**	**11.20%**	**11.50%**	**9.33%**	**14.93%**	**17.20%**	**13.00%**

Note: Dollars in thousands.
(1) Annualized for each respective quarter.

AllegianceBancshares, Inc.
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